UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 21, 2008

ESCO, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-51929	20-3750479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10330 Regency Parkway Dr., Suite 100, Omaha, NE	68114
(Address of principal executive offices)	(Zip Code)

402-397-2200
Registrant’s telephone number, including area code

No Change

(Former name or address, if changed from last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 5.01 Changes of Control of Registrant.
ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

As previously disclosed in our Form 10-KSB for the year ending December 31, 2008, our shareholders entered an agreement, effective January 1, 2008, which contemplated the sale by our shareholders of ninety-seven percent (97%) of such shareholders shares of the Common Stock of ESCO, Inc. (“we” “our” or the “Company”) to Luther Capital Management, LLC (the “Sale Agreement”). On November 7, 2008 the Sale Agreement was assigned to and assumed by ESCO Acquisition Corporation, a Nebraska Corporation. On November 18, 2008 our shareholders closed the transactions contemplated by the Sale Agreement by contemporaneously causing the Company to recapitalize the shares held by them so that each shareholder received 438.98 shares of stock for each share of common stock held by them and transferring all but three percent (3%) of the shares held by them after such recapitalization to ESCO Acquisition Corporation. The purchase price for the sale of the shares was $100,000 cash. In addition, as part of the Closing, the purchaser delivered to Erickson & Sederstrom, P.C., LLO, $25,000 for payment of the Company’s legal and accounting fees and other cost incurred to date and further agreed to pay any costs and fees in excess of such amount after the closing of the transaction. Each of the shareholders that are parties to the agreement are (or were previously) shareholders of Erickson &Sederstrom, P.C., LLO.

As a result of the transaction, ESCO Acquisition Corporation now holds 97% of the issued and outstanding common stock of the Corporation. The following table sets forth certain information, as of November 18, 2008, with respect to the beneficial ownership of the Company’s now outstanding Common Stock.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percentage of Common Stock

Michael S. Luther (1)	6,600,000 (2)	97% (3)
All officers and directors as a group (1 persons)	6,600,000	97%

(1)	The address of this beneficial owner is 4089 S. 84th St., Omaha, NE 68127,
(2)	This represents the number of shares owned by Esco Acquisition Corporation, of which Mr. Luther is the President and CEO and sole director.
(3)	As noted above, ESCO Acquisition Corporation owns 97% of the issued and outstanding stock of the Company.

The Company was a "shell company", as defined in Rule 12b-2 of the Exchange Act prior to the change of control. In accordance with paragraph (8) of Item 5.01 of Form 8-K, the Company is required to provide the information that would be required if the Company were filing a Form 10 registration statement under the Exchange Act, provided that where such information has been previously reported, the Company may identify the filing in which this disclosure is included instead of including the required disclosure in this Form 8-K. The following Form 10 information is provided, with reference to the filing made by the Company in which the information is disclosed, where the information is not included in this report:

Form 10 Item	Description	Filing Where Information Included
Part I-Item 1	Description of Business	Form 10-KSB annual report filed on April 15, 2008
Part I-Item 2	Plan of Operation	Form 10-KSB annual report filed on April 15, 2008
Part I-Item 3	Security Ownership of Certain Beneficial Owners and Management	Form 10-KSB annual report filed on April 15, 2008
Part I-Item 5	Directors and Executive Officers, Promoters and Control Persons	Provided below in this Current Report of Form 8-k
Part I-Item 6	Executive Compensation	Form 10-KSB annual report filed on April 15, 2008
Part I-Item 7	Certain Relationships and Related Transactions	Form 10-KSB annual report filed on April 15, 2008
Part I-Item 8	Description of Securities	Form 10-KSB annual report filed on April 15, 2008
Part II-Item 1	Market Price of and Dividends on Registrant’s Common Equity and Related Stockholder Matters	Form 10-KSB annual report filed on April 15, 2008
Part II-Item 2	Legal Proceedings	Form 10-KSB annual report filed on April 15, 2008
Part II-Item 3	Changes in and Disagreements with Accountants	Form 10-KSB annual report filed on April 15, 2008
Part II-Item 4	Recent Sale of Unregistered Securities	Form 10-KSB annual report filed on April 15, 2008
Part II-Item 5	Indemnification of Directors and Officers	Provided below in this Current Report of Form 8-k
Part F/S	Financial Statements	Form 10-KSB annual report filed on April 15, 2008
Part III	Exhibits	Form 10-KSB annual report filed on April 15, 2008

Changes to the Board of Directors

The following sets forth the names of the current Directors, nominees for Director and executive officers of the Company, and the principal positions with the Company held by such persons. The Directors serve one year terms or until their successors are elected. The Company has not had standing audit, nominating or compensation committees of the Board of Directors or committees performing similar functions due to the limited scope of its operations in the past and the short time elapsed since the Merger, but plans to establish some or all of such committees in the future. All such applicable functions have been performed by the Board of Directors as a whole. There are no family relationships among any of the Directors, nominees or executive officers.

There are no material proceedings known to the Company to which any director, officer or affiliate of the Company, or any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any affiliate of such persons is a party adverse to the Company or has a material interest adverse to the Company. There are no legal proceedings known to the Company that are material to the evaluation of the ability or integrity of any of the Directors or executive officers.

On November 18, 2008, William Foley resigned as President, Secretary, and Treasurer and Virgil K. Johnson Resigned as sole Director. On November 18, 2008, Michael S. Luther was appointed as sole director, and as the President, Secretary, and Treasurer of the Corporation. Mr. Luther has been involved in corporate finance and merchant banking for 20 years. Most recently, Mr. Luther managed a hedge fund associated with Deutsche Bank and during his tenure Mr. Luther led combined transactions of over $1 billion, the most notable of which was the purchase of Alamo National Car Rental acquired for roughly $4 billion by Cerberus Capital of New York.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits

Exhibit Number	Description

99.1	Form of Share Purchase Agreement dated December 31, 2007 by and among the shareholders of Esco, Inc., and Luther Capital Management.

99.2	Assignment and Assumption Agreement by and between Luther Capital Management, LLC and Esco Acquisition Corporation dated as of November 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESCO, Inc.

Date: November 24, 2008	By:	/s/ Michael S. Luther
Michael S. Luther
President